UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 10, 2018

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

15455 Dallas Parkway, Suite 440 Addison, Texas (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 5.02.Appointment of Certain Officers

On January 10, 2018, R. Scott Wheeler was appointed as President of Daseke, Inc., (the “Company”), effective the same day. Mr. Wheeler will continue in his role as the Company’s Chief Financial Officer, and as a director on the Company’s board of directors.  Prior to this, Mr. Wheeler served as the Executive Vice President and Corporate Chief Financial Officer of Daseke, Inc. beginning in February 2015 and as a director on the Company's board of directors, beginning in December 2016.  From August 2012 to February 2015, Mr. Wheeler served as Daseke's Senior Vice President and Corporate Chief Financial Officer, from 2008 to 2012, Mr. Wheeler served as Chief Financial Officer of OneSource Virtual, Inc., and from 2003 to 2008, Mr. Wheeler was the Managing Director of VCFO, a chief financial officer and controller focused consulting firm focused on high growth companies.   From 1998 to 2002, Mr. Wheeler served as Chief Financial Officer of Malibu Entertainment Worldwide, a publicly-traded location-based entertainment company. Mr. Wheeler currently sits on the Advisory Board of the College of Business at Texas A&M University—Commerce, where he also serves as an Adjunct Professor of Finance. Mr. Wheeler was Mayor of Addison, Texas from 1999 to 2005 and served on the Advisory Board of BBVA Compass Bank Dallas from 1994 to 2008. Mr. Wheeler earned his undergraduate degree from Texas A&M University—Commerce in 1980 and his M.B.A. from Southern Methodist University in 1985.

Don R. Daseke, President, Chief Executive Officer and Chairman of the board of directors since he founded the Company (formerly named Walden Smokey Point, Inc.) in November 2008, will no longer serve the Company as President, effective with Mr. Wheeler’s appointment, but will continue in his role as Chief Executive Officer and as Chairman of the board of directors of Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DASEKE, INC.

January 12, 2018	By:	/s/ Angie J. Moss
	Name:	Angie J. Moss
	Title:	Senior Vice President, Chief Accounting Officer and Corporate Controller